POWER OF ATTORNEY

for Executing Forms 3, 4 and 5 and Schedules 13G and 13D

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned

hereby constitutes and appoints each of David Knight, William Keisler,

Kevin Burns, Todd Ferguson, Molly Deere, and Jason Nadeau the

undersigned's true and lawful attorneys-in-fact to:

(1) execute, for and on behalf of the undersigned, any one or more Forms 3,

4, and 5 in accordance with Section 16(a) of the Securities and Exchange

Act of 1934, as amended (the "34 Act"), and the rules thereunder; and

any Schedules 13G and 13D, and amendments thereto, in accordance with Section 13 of the 34 Act and the rules thereunder, and any applications for Form IDs and other filer codes as may be necessary to file such forms and schedules with the Securities and Exchange

Commission; and

(2) do and perform any and all acts, for and on behalf of the undersigned, that may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 or Schedules 13G and 13D, and any amendments thereto, and the timely filing of such forms and schedules with the United States Securities and Exchange Commission and any other authority; and

(3) take any other action of any type whatsoever in connection with the foregoing that, in the opinion of any such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned,

it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned, pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve.

The undersigned hereby grants to each of the foregoing attorneys-in-fact,

individually, full power and authority to do and perform every act and thing whatsoever requisite, necessary, and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and

purposes as the   undersigned might or could do if personally present, with

full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact, or their substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of

Attorney to be executed as of this 1st day of February 2021.

Warren A. Stephens Trust UID 9/30/87

By: /s/ Warren A. Stephens

Warren A. Stephens, Trustee